Exhibit 99.1
LUMENTUM ANNOUNCES FISCAL FIRST QUARTER 2016 RESULTS

•	Net Revenue of $212.6 million

•	Non-GAAP Gross margin of 32.8%; GAAP Gross margin of 31.5%

•	Non-GAAP Net income per share of $0.26; GAAP Net loss per share of $(0.01)[1]

Milpitas, Calif., November 10, 2015 – Lumentum Holdings Inc. ("Lumentum") today reported results for its fiscal first quarter ended September 26, 2015. For the first five weeks of the first quarter, Lumentum was part of JDS Uniphase Corporation (JDSU), now Viavi Solutions Inc, and began operations as an independent public company on August 1, 2015.

Fiscal first quarter 2016 net revenue was $212.6 million, with GAAP net loss of $(0.4) million, or $(0.01) per share. Prior quarter net revenue was $208.9 million, with GAAP net loss of $(15.8) million, or $(0.27) per share. Net revenue for fiscal first quarter 2015 was $219.0 million, with GAAP net income of $4.3 million, or $0.07 per share.

Non-GAAP net income for the fiscal first quarter 2016 was $15.3 million or $0.26 per share. Prior quarter non-GAAP net income was $8.9 million, or $0.15 per share. Fiscal first quarter 2015 non-GAAP net income was $16.7 million, or $0.28 per share. Included in first quarter 2016 non-GAAP results is approximately $2.0 million of non-recurring allocated cost from JDSU during the period from June 27, 2015 to July 31, 2015, prior to separation from JDSU. Based on Lumentum's cost structure, had we been a stand-alone company for the entire first quarter, the non-GAAP operating margin would have been approximately 8.3% and non-GAAP earnings per share would have been $0.29 per share.

“We delivered solid first quarter results with revenue and earnings above the mid-point of our guidance,” said Alan Lowe, president and CEO. “Our TrueFlex™ ROADM revenue increased approximately 27% sequentially, and we expect continued growth of both our TrueFlex™ and 100G products into calendar 2016. I am very proud of what our employees have accomplished and excited about the opportunities in front of Lumentum as we embark upon a journey to grow our business and generate shareholder value.”

Financial Overview – Fiscal First Quarter Ended September 26, 2015

	GAAP Results ($ in millions)
	Q1	Q4	Q1	Change
	FY 2016	FY 2015	FY 2015	Q/Q	Y/Y
Net revenue	$212.6	$208.9	$219.0	1.8%	(2.9)%
Gross margin	31.5%	30.4%	32.1%	110bps	(60)bps
Operating margin	(1.2)%	(7.0)%	2.4%	580bps	(360)bps

	Non-GAAP Results ($ in millions)
	Q1	Q4	Q1	Change
	FY 2016	FY 2015	FY 2014	Q/Q	Y/Y
Net revenue	$212.6	$208.9	$219.0	1.8%	(2.9)%
Adjusted Gross margin	32.8%	32.0%	33.8%	80bps	(100)bps
Adjusted Operating margin	7.4%	4.3%	7.7%	310bps	(30)bps

1 GAAP Net loss available to common shareholders, which includes dividends on Series A Preferred Stock and an adjustment for Series A Preferred Stock redemption value, was $(10.2) million or $(0.17) per share.

	Non-GAAP Net Revenue by Segment
	Q1	% of	Q4	Q1	Change
	FY 2016	Net Revenue	FY 2015	FY 2015	Q/Q	Y/Y
Optical Communications	$177.0	83.3%	$178.9	$176.9	(1.1)%	0.1%
Lasers	35.6	16.7%	30.0	42.1	18.7%	(15.4)%
Total	$212.6	100.0%	$208.9	$219.0	1.8%	(2.9)%

•	The Company held $142.1 million in total cash at the end of the quarter and remains debt-free.

The tables above provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

Business Outlook

For the second quarter of fiscal 2016 ending December 26, 2015, the Company expects net revenue to be in the range of $212 million to $222 million and non-GAAP earnings per share to be $0.26 to $0.30 per share.

Conference Call

Lumentum will host a management presentation on November 10, 2015 at 1:30pm PT/4:30pm ET. A live webcast of the call and the replay will be available on the Lumentum website at http://investor.lumentum.com. The Company will post supporting slides outlining the Company’s latest financial results on http://investor.lumentum.com under the “Events and Presentations” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About Lumentum

Lumentum (NASDAQ: LITE) is a market-leading manufacturer of innovative optical and photonic products enabling optical networking and commercial laser customers worldwide. Lumentum’s optical components and subsystems are part of virtually every type of telecom, enterprise, and data center network. Lumentum’s commercial lasers enable advanced manufacturing techniques and diverse applications including next-generation 3D sensing capabilities. Lumentum is headquartered in Milpitas, California with R&D, manufacturing, and sales offices worldwide. For more information, visit www.lumentum.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, earnings per share, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics, anticipated sales trends for our products as well as our strategies and performance as a standalone company. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) continued decline of average selling prices across our businesses; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (e) inherent uncertainty related to global markets and the effect of such markets on demand for our products. Additionally, risks related to the recent separation include the ability to recognize anticipated cost savings, and Lumentum’s ability to function successfully as a stand-alone entity, potential business disruption caused by the separation. All forward-looking statements involve risks and uncertainties that could cause actual events and terms to differ materially from those set forth herein, including those related to our business and growth opportunities. For more information on these risks, please refer to the "Risk Factors" section included in the Company’s Amended 10-K filed on September 29, 2015. In addition, the results contained in this press release are subject to the completion of Lumentum’s normal quarter-end closing and review processes, and actual results could differ materially from these preliminary amounts. Factors that could cause Lumentum’s actual results to differ materially from those contemplated by these forward-looking statements include inaccurate data or assumptions, in particular with respect to the period of time that Lumentum was a part of Viavi. The forward-looking statements and preliminary financial results contained in this press release are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law.

Contact Information

Investors: Chris Coldren, 408-404-0606; investor.relations@lumentum.com
Press: Greg Kaufman, 408-546-4235; media@lumentum.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

LUMENTUM HOLDINGS INC.
COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended
	September 26, 2015	June 27, 2015	September 27, 2014
Net revenue	$212.6	$208.9	$219.0
Cost of sales	144.0	143.4	146.8
Amortization of acquired technologies	1.7	1.9	1.9
Gross profit	66.9	63.6	70.3
Operating expenses:
Research and development	34.4	35.7	35.0
Selling, general and administrative	33.6	37.6	28.3
Restructuring and related charges	1.4	4.9	1.8
Total operating expenses	69.4	78.2	65.1
(Loss) income from operations	(2.5)	(14.6)	5.2
Interest and other income (expense), net	2.0	(0.3)	(0.3)
(Loss) income before income taxes	(0.5)	(14.9)	4.9
(Benefit) provision for income taxes	(0.1)	0.9	0.6
Net (loss) income	(0.4)	(15.8)	4.3

Net (loss) income per share:(a)
Basic	$(0.01)	$(0.27)	$0.07
Diluted	$(0.01)	$(0.27)	$0.07

Items reconciling net (loss) income to net (loss) income available to common shareholders:
Dividends on Series A preferred stock	(0.1)	—	—
Adjustment for Series A preferred stock redemption value	(9.7)	—	—
Net (loss) income available to common shareholders	$(10.2)	$(15.8)	$4.3

Net (loss) income available to common shareholders per share:(a)
Basic	$(0.17)	$(0.27)	$0.07
Diluted	$(0.17)	$(0.27)	$0.07

Shares used in per share calculation:(a)
Basic	58.8	58.8	58.8
Diluted	58.8	58.8	58.8

(a)
On August 1, 2015, JDSU distributed 47.1 million shares, or 80.1% of the outstanding shares of common stock of Lumentum to existing holders of JDSU common stock. JDSU was renamed Viavi Solutions Inc. and at the time of the distribution, retained 11.7 million shares, or 19.9% of Lumentum’s outstanding shares. Basic and diluted net (loss) income per share for the three months ended June 27, 2015 and September 27, 2014 are calculated using the shares of Lumentum common stock outstanding on August 1, 2015.

The financial statements are preliminary.

Use of Non-GAAP (Adjusted) Financial Measures

In this press release, Lumentum provides investors with gross margin, operating income, operating margin, net income, and other results, on a non-GAAP basis. Lumentum believes this non-GAAP financial information provides additional insight into the Company's on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company's on-going operations and enable more meaningful period to period comparisons. Specifically, the Company believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such operating performance. However, these measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The non-GAAP financial measures used in this press release should not be considered in isolation from measures of financial performance prepared in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to our GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future.

Non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA exclude (i) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (ii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iii) stock-based compensation, and (iv) other non-recurring charges comprising mainly one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations including post-separation activities such as small site consolidations, reorganizations, insourcing or outsourcing of activities, severance related costs and transition related costs for the separation from Viavi. Management does not believe that these items are reflective of the Company's underlying operating performance. The presentation of these and other similar items in Lumentum's non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent or unusual.

A quantitative reconciliation between GAAP and non-GAAP financial data with respect to historical periods is included in the supplemental financial table attached to this press release. The Company has not reconciled its projections of non-GAAP earnings per share. As items that impact net loss are out of the company's control and/or cannot be reasonably predicted, Lumentum has determined that a quantitative reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures cannot be provided without unreasonable efforts.

LUMENTUM HOLDINGS INC.
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended
	September 26, 2015	June 27, 2015	September 27, 2014

Gross profit on GAAP basis	$66.9	$63.6	$70.3
Stock-based compensation	1.2	1.2	1.4
Other charges related to non-recurring activities	—	0.2	0.5
Amortization of acquired developed technologies	1.7	1.9	1.9
Gross profit on non-GAAP basis	$69.8	$66.9	$74.1

Research and development on GAAP basis	$34.4	$35.7	$35.0
Stock-based compensation	1.8	1.8	1.9
Other charges related to non-recurring activities	0.6	—	—
Research and development on non-GAAP basis	$32.0	$33.9	$33.1

Selling, general and administrative on GAAP basis	$33.6	$37.6	$28.3
Stock-based compensation	3.5	3.1	3.6
Other charges related to non-recurring activities	7.9	10.3	0.4
Amortization of intangibles	0.1	0.1	0.1
Selling, general and administrative on non-GAAP basis	$22.1	$24.1	$24.2

Restructuring and related charges on GAAP basis	$1.4	$4.9	$1.8
Restructuring and related charges	1.4	4.9	1.8
Restructuring and related charges on non-GAAP basis	$—	$—	$—

(Loss) income from operations on GAAP basis	$(2.5)	$(14.6)	$5.2
Stock-based compensation	6.5	6.1	6.9
Other charges related to non-recurring activities	8.5	10.5	0.9
Amortization of intangibles	1.8	2.0	2.0
Restructuring and related charges	1.4	4.9	1.8
(Loss) income from operations on non-GAAP basis	$15.7	$8.9	$16.8

Interest and other income (expense), net on GAAP basis	$2.0	$(0.3)	$(0.3)
Non-cash interest expense	(2.2)	—	—
Interest and other income (expense), net on non-GAAP basis	$(0.2)	$(0.3)	$(0.3)

(Loss) income before income taxes on GAAP basis	$(0.5)	$(14.9)	$4.9
Stock-based compensation	6.5	6.1	6.9
Other charges related to non-recurring activities	8.5	10.5	0.9
Amortization of intangibles	1.8	2.0	2.0
Restructuring and related charges	1.4	4.9	1.8
Non-cash interest expense	(2.2)	—	—
(Loss) income before income taxes on non-GAAP basis	$15.5	$8.6	$16.5

(Benefit) provision for income taxes on GAAP basis	$(0.1)	$0.9	$0.6
Non-cash income tax (benefit) expense	0.3	(1.2)	(0.8)
(Benefit) provision for income taxes on non-GAAP basis	$0.2	$(0.3)	$(0.2)

Net (loss) income on GAAP basis	$(0.4)	$(15.8)	$4.3
Stock-based compensation	6.5	6.1	6.9
Other charges related to non-recurring activities	8.5	10.5	0.9
Amortization of intangibles	1.8	2.0	2.0
Restructuring and related charges	1.4	4.9	1.8
Non-cash interest expense	(2.2)	—	—
Non-cash income tax (benefit) expense	(0.3)	1.2	0.8
Net (loss) income on non-GAAP basis	$15.3	$8.9	$16.7

Net income per share on non-GAAP basis	$0.26	$0.15	$0.28

Shares used in per share calculation - diluted on GAAP basis	58.8	58.8	58.8
Non-GAAP adjustment	0.9	—	—
Shares used in per share calculation - diluted on non-GAAP basis	59.7	58.8	58.8
The financial statements are preliminary.

LUMENTUM HOLDINGS INC.
RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED EBITDA
(in millions)
(unaudited)
PRELIMINARY

	Three Months Ended
	September 26, 2015	June 27, 2015	September 27, 2014
GAAP net (loss) income	$(0.4)	$(15.8)	$4.3
Interest and other income (expense), net	(2.0)	0.3	0.3
(Benefit) provision for income taxes	(0.1)	0.9	0.6
Depreciation	11.6	10.9	10.4
Amortization	1.8	2.0	2.0
EBITDA	10.9	(1.7)	17.6
Costs related to restructuring and related charges	1.4	4.9	1.8
Costs related to stock-based compensation	6.5	6.1	6.9
Costs related to other non-recurring activities	8.5	10.5	0.9
Adjusted EBITDA	$27.3	$19.8	$27.2

The financial statements are preliminary.